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                                                                   Exhibit 10.4


Form of Option Agreement for option grants under the Cyber Dialogue, Inc. Amended and Restated Stock Option Plan

                    THE OPTION GRANTED PURSUANT TO THIS
                    NONQUALIFIED STOCK OPTION AGREEMENT (THE
                    "OPTION") AND THE SHARES OF COMMON STOCK
                    ISSUABLE UPON THE EXERCISE HEREOF HAVE
                    NOT BEEN REGISTERED UNDER THE SECURITIES
                    ACT OF 1933, AS AMENDED (THE "SECURITIES
                    ACT"), AND MAY NOT BE PLEDGED,
                    HYPOTHECATED, SOLD, TRANSFERRED OR
                    OTHERWISE DISPOSED OF IN THE ABSENCE OF
                    AN EFFECTIVE REGISTRATION STATEMENT FOR
                    THE OPTION OR THE SHARES UNDER THE
                    SECURITIES ACT, OR AN OPINION OF
                    COUNSEL, WHICH IS SATISFACTORY TO THE
                    COMPANY AND ITS COUNSEL, THAT SUCH
                    REGISTRATION IS NOT REQUIRED.


Agreement #
    888

                              CYBER DIALOGUE INC.

                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT

            NONQUALIFIED STOCK OPTION AGREEMENT ("Option Agreement"), dated as of 31st March, 1999 by and between Cyber Dialogue Inc. (the "Company") and XXXXXXXXXXXXXXXXX, an employee of the Company or a division or subsidiary of the Company (the "Optionee").

            WHEREAS, pursuant to the Cyber Dialogue Inc. Amended and Restated 1997 Stock Option Plan (the "Plan"), the committee duly appointed by the Board of Directors of the Company (the "Committee") has determined that the Optionee is to be granted, on the terms and conditions set forth herein, an option (the "Option") to purchase shares of the common stock, par value $.01 per share, of the Company (the "Common Stock") and hereby grants such Option; and

            WHEREAS, it is the intention of the Committee that the Option be a nonqualified option which is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Number of Shares and Option Price. The Option represents the right, on the terms and conditions set forth herein, to purchase XXXXXXXX shares of Common Stock (the "Shares") at a price (the "Option Price") of $XXXXXXXXX per share, which is not less than the Fair Market Value (as defined in the Plan) per share of the shares of Common Stock as of the date hereof.

2.    Term of Option and Conditions of Exercise.

      a. Term of Option. Unless the Option is previously terminated pursuant to this Option Agreement, the term of the Option and of this Option Agreement shall commence on the date hereof (the "Date of Grant") and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

      b.    Conditions of Exercise. The Option shall be exercisable as follows:

            i. the Option becomes exercisable for twenty-five percent (25%) of the Shares commencing on the first anniversary of the Date of Grant; and

            ii. the Option becomes exercisable for an additional twenty-five percent (25%) of the Shares commencing on the second anniversary of the Date of Grant; and


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            iii.  the Option becomes exercisable for an additional twenty-five percent (25%) of the Shares commencing on the third anniversary of the Date of Grant; and


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            iv.   the Option becomes exercisable for an additional twenty-five percent (25%) of the Shares commencing on the fourth anniversary of the Date of Grant;

            provided, however, that the Option may be exercised only to purchase whole Shares and in no case may a fraction of a Share be purchased. The right of the Optionee to purchase any or all full Shares with respect to which this Option has become exercisable as herein provided may be exercised in whole or in part at any one time, or from time to time, prior to the tenth anniversary of the Date of Grant; provided further, however, that the Option may not be exercised at any one time as to fewer than 100 Shares unless the remaining number of Shares as to which the Option is exercisable prior to such exercise is less than 100 and such exercise is for all such remaining Shares.

      c. Acceleration. The Committee may, in its discretion, accelerate the exercisability of the Option or any part thereof, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

3.    Rights Upon Termination of Employment.

      a) Except as provided in this Section 3, the Option may not be exercised after the Optionee has ceased to be employed by the Company or its Parent or Subsidiary Corporations (each as defined in the Plan).

      b) If the Optionee ceases to be employed by the Company or a Parent or Subsidiary Corporation by reason of death or Disability prior to the expiration of the Option, the Optionee or his or her legal representative may exercise the Option at any time within a period of six months after such cessation of employment to the extent that the Option was exercisable on the date of his or her cessation of employment.

      c) Notwithstanding anything to the contrary in this Section 3, the Option shall not be exercisable later than ten years from the Date of Grant.

4. Nontransferability of Option. The Option and this Option Agreement shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

5. Exercise Of Option. The Option shall be exercised in the following manner: the Optionee, or the person(s) having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of Shares which the Optionee elects to purchase, together with cash in an amount equal to the price to be paid upon such exercise of the Option; provided, however, that such purchase may be effected in whole or in part with monies received from the Company at the time of exercise as a compensatory cash payment, or with monies borrowed from the Company pursuant to terms and conditions determined by the Committee, in its discretion, separately with respect to each exercise of an Option and each Optionee; provided further, however, that, each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law. In either such event, the Company shall issue or cause to be issued, and deliver as promptly as possible to the Optionee, certificates representing the appropriate number of Shares which certificates shall be registered in the name of the Optionee.

6. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address as last known by the Company or such other address as the Optionee may designate in writing to the Company.

7. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

8. Incorporation of Plan. The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

9. General Restrictions. This award of an Option shall be subject to the requirement that, if at any time the


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      Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the


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      granting of such Option or the issue or purchase of shares of Common Stock thereunder, such award or issue or purchase of shares of Common Stock thereunder, as the case may be, may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. In connection therewith, the Optionee agrees to be bound by the terms of the Stockholders Agreement (as defined in the Plan) with respect to any Shares issued to the Optionee upon exercise, in whole or in part, of this Option and to execute such documents as shall be provided b the Company to evidence same.

10. Rights of a Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares unless and until stock certificates for such Shares are issued to the Optionee. Upon the issuance of a stock certificate, all Shares covered by such certificate shall be subject to the terms of the Stockholder's Agreement.

11. Rights to Terminate Employment. Nothing in the Plan or in this Option Agreement shall confer upon the Optionee the right to continue in the employment of the Company or its Parent or Subsidiary Corporations or affect any right which the Company or its Parent or Subsidiary Corporations may have to terminate the employment of the Optionee.

12. Withholding. Whenever the Company proposes or is required to issue or transfer Shares under this Option Agreement, the Company shall have the right to require the Optionee or his or her leg representative to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

13. Effect of Certain Changes. The Option granted under this Option Agreement is subject to the adjustments specified in Section 9 of the Plan.

14. Governing Law. This Option Agreement shall be governed by and construed according to the law of the State of Delaware, without regard to the conflicts of law rules thereof.

15. Amendment and Termination. The Committee may amend or terminate the Plan at any time; provided, however, that the amendment or termination of the Plan shall not, without the consent of the Optionee or his or her legal representative, affect the Optionee's rights under this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date and year set forth first above.

                                        CYBER DIALOGUE INC.

                                        By
                                          --------------------------------------

                                        The undersigned hereby accepts and
                                        agrees to all the terms and provisions
                                        of the foregoing Option Agreement and to all of the terms and provisions of the Cyber Dialogue Inc. Amended and Restated 1997 Stock Option Plan incorporated herein by reference.


                                        By
                                          --------------------------------------
                                              Optionee


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